PROPERTY AND EQUIPMENT, NET	6 Months Ended
Mar. 31, 2026
Goodvision AI Inc [Member]
PropertyAndEquipmentsNetLineItem [Line Items]
PROPERTY AND EQUIPMENT, NET

Note 7. Property and Equipment, Net

Property and equipment, net consisted of the following as of March 31, 2026:

	March 31, 2026	September 30, 2025
Computer and office equipment	9,147	—
Furniture and fixtures	6,645	—
Total property and equipment, at cost	15,792	—
Less: accumulated depreciation	(1,000)	—
Property and equipment, net	$14,792	$—

Property and equipment are depreciated on a straight-line basis over their estimated useful lives. Computer and office equipment and furniture and fixtures are assigned an estimated useful life of five years. Depreciation expense for the three and six months ended March 31, 2026 was approximately $699 and $1,000, respectively. There was no depreciation expense for the three and six months ended March 31, 2025.